Exhibit 99.01

Mississippi Power Kemper County IGCC Project	Table of Contents	MPSC Docket No. 2009-UA-0014 Monthly Status Report Through June 2013

Project Costs and Summary	1
Key Contracts Over $10M	2
Project Updates	3
Safety
Schedule
Permits and Approvals
Mississippi Economic Impact	4
Liberty Mine Summary	7

Mississippi Power Kemper County IGCC Project	Project Costs and Summary Total Project	MPSC Docket No. 2009-UA-0014 Monthly Status Report Through June 2013

Table 1: Capped Plant Costs (in millions of dollars)

Cost Category	Current View	Variance from Previous Month	Actuals through June 2013	Confirmed Cost %
Land	$32.1	$0.0	$31.7	99%
EPC	3,521.4	308.3	2,673.6	81%
Transmission	95.6	0.0	88.5	92%
Fuel Facilities	132.4	2.4	94.0	74%
Pre Commercial Operations	131.3	15.3	39.0	23%
Project Development	58.3	2.4	54.0	93%
Start Up Fuel / Energy	17.2	7.0	0.0	
DOE CCPI2 Funding	(245.3)	5.0	(245.3)	
Ad Valorem	18.9	5.4	7.6	40%
Contingency	162.9	104.2	0.0	
Total Plant	3,924.8	450.0	2,743.1	
Deduction for Cap Exceptions (BC/FM/CIL)	(54.7)	0.0	0.0	
Total Plant Subject to Cost Cap	$3,870.0	$450.0	$2,743.1	79%

Table 2: Exemptions and Exceptions (in millions of dollars)

Cost Category	Current View	Variance from Previous Month	Actuals through June 2013
Mine *(details on p.7)*	$244.6	($0.0)	$210.2
CO2 Pipeline	114.9	(17.1)	86.1
Regulatory and Other Asset Accounts	69.1	3.4	46.2
Project AFUDC - Non Mine (1)	323.5	0.0	193.8
Process Development Allowance	46.5	0.0	8.8
Beneficial Capital	47.6	0.0	-
Force Majeure	2.7	0.0	-
Change in Law	4.5	(0.0)	-
Total Exemptions and Exceptions	$853.4	($13.6)	$545.0

(1) The Current View estimate for Non-Mine Project AFUDC is under review. A new estimate will be reflected in the Monthly Status Report through July 2013.

Table 3: Total Project Costs (in millions of dollars)

Cost Category	Current View
Total Plant Subject to Cost Cap	$3,870.0
Total Exemptions and Exceptions	853.4
Total Project Cost (2)	$4,723.4

(2) This amount has not been reduced for the Company's $990 million estimated loss on the plant costs in excess of the cost cap.

Major Items and Milestones Achieved

- The purchase of 2,968 acres for the plant site has been completed.
- Earthwork has been completed at the water reservoir and lignite delivery facility areas. Concrete work is 98% complete. Underground piping is 99% complete. Electrical duct bank installation is 99% complete. Structural steel erection is 97% complete. Process piping installation is 45% complete.
- Construction is complete on the three 115kV line rebuild projects. The East, West, and East - Vimville 230kV lines are complete and energized. Construction is complete on eight substations, the mine service line, and the Sweatt-Sykes fiber line.
- The treated effluent pipeline and natural gas pipeline installation is 100% complete. The CO_2 pipeline system installation is 99% complete, and work continues on right-of-way restoration. Closeout activities remain on all three pipelines.
- Long term contracts have been signed for the sale of CO_2, sulfuric acid and ammonia.
- Subject to Commission approval and the completion of several milestones, SMEPA will have a 15% ownership interest in the Project.

Mississippi Economic Impact

- Mississippi workforce contributed 1,948 construction jobs in June for the Project. A total of 455 Mississippi companies have provided construction, equipment, material or professional services for the Project.

Overall Project Status

- Mississippi Power plans to meet the May 2014 in-service date; however, the Company could experience schedule delays associated with construction and startup activities for this first-of-a-kind technology. 79% of the Plant costs have been confirmed.

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Mississippi Power Kemper County IGCC Project	Key Contracts over $10M	MPSC Docket No. 2009-UA-0014 Monthly Status Report Through June 2013

Table 4: Key Contracts Over $10M

(in millions of dollars)	Issue Initial Inquiry	Award Date	Current View	Variance from Previous Month
Equipment and Material Contracts Over $10M *(Represents 92% of total equipment and material contracts)*	Dates in **BOLD** are actual dates; others are forecast dates		**$1,563.9**	**($2.0)**
Steam Turbine Generator	**Nov-07**	**Aug-08**		
Gas Turbines	**Dec-08**	**Aug-09**		
Heat Recovery Steam Generators	**Oct-09**	**Jun-10**		
Syngas Coolers	**Jan-10**	**May-10**		
Transport Gasifiers	**Jan-10**	**May-10**		
Fluid Bed Dryers	**Mar-10**	**Jul-10**		
Air Compressors	**Apr-10**	**Sep-10**		
Nitrogen Generation System	**Jun-10**	**Dec-10**		
Particulate Control Device (PCD) Systems	**Nov-10**	**Sep-11**		
Generator Step-up Transformers	**Jul-10**	**Jan-11**		
Station Service Transformers	**Jul-10**	**Dec-10**		
Coal Dense Phase Conveyors	**Sep-10**	**Nov-10**		
Coal Lock Vessels	**Aug-10**	**Jan-11**		
Water Treatment System	**Jul-10**	**Feb-11**		
Structural Steel	**Sep-10**	**Dec-10**		
Heat Exchangers	**Apr-10**	Multiple		
Chemical Reactors	**Jul-10**	Multiple		
Vessels	**Jun-10**	Multiple		
Heat Exchangers	**Jul-10**	Multiple		
Compressors	**Jun-10**	Multiple		
Catalyst	**Jul-10**	Multiple		
Pumps	**Jun-10**	Multiple		
Drums	**Jan-10**	Multiple		
Unit Chillers	**Jul-10**	Multiple		
Construction Piping	**Jun-10**	Multiple		
Instrumentation & Controls	**Oct-10**	Multiple		
Electrical	**Apr-11**	Multiple		
Transmission Line Structures	**May-11**	Multiple		
Construction Contracts Over $10M *(Represents 99% of total construction contracts)*	Dates in **BOLD** are actual dates; others are forecast dates		**$1,455.9**	**$260.5**
Cut and Fill Excavation	**Jul-10**	**Aug-10**		
Underground	**Nov-10**	**Jan-11**		
Concrete	**Nov-10**	**Jan-11**		
Gasifier General Contractor	**Apr-11**	**Jul-11**		
Combined Cycle General Contractor	**Oct-11**	**Dec-11**		
Water Lateral	**Jul-11**	**Sep-11**		
Architectural Buildings	**Feb-11**	Multiple		
Cooling Tower	**Feb-10**	**Sep-10**		
Insulation	**Jan-12**	**Jun-12**		
Field Erected Tanks	**Nov-10**	**Feb-11**		
Water Storage Pond	**Nov-11**	**Dec-11**		
Gas Clean-up & By Products	**Oct-11**	**Dec-11**		
Turbine Generator	**Nov-11**	**Dec-11**		
HRSG Erection	**Aug-11**	**Sep-11**		
Piling	**Sep-10**	**Dec-10**		
Ash Storage	**Nov-11**	**Dec-11**		
Total			**$3,019.8**	**$258.5**

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Mississippi Power Kemper County IGCC Project	Project Updates	MPSC Docket No. 2009-UA-0014 Monthly Status Report Through June 2013

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Mississippi Power Kemper County IGCC Project	Total Project Mississippi Economic Impact	MPSC Docket No. 2009-UA-0014 Monthly Status Report Through June 2013

Economic Impact

Table 5: Mississippi Construction, Equipment, Material and Professional Services Companies (Tier 1)

Company Name	City	Type of Work
3point Technologies	Columbus	Professional Service
4 County Electric Power Association	Columbus	Construction
A E Allen	Pass Christian	Construction
A&B Electric	Meridian	Professional Services
AA Calibration Services	Yazoo City	Professional Service
ABF Freight	Jackson	Material
ADCO Companies Ltd	Brandon	Equipment
AES Limited PC	Meridian	Construction
Aggreko Cooling Tower Service	Ridgeland	Equipment
Air Tool Supply	West Point	Material
Airgas South	Meridian	Construction
AJA Management	Jackson	Professional Services
Al Covington / Bill Oubre	Meridian	Construction
All Brand Foods	Hattiesburg	Professional Services
All Clean Janitorial	DeKalb	Professional Services
All Safe Technologies	Gulfport	Professional Services
All Star Printing	Columbus	Materials
Almetek Industries Inc	Ridgeland	Material
American Controls	Amory	Material
American Fire & Safety	Laurel	Professional Services
American Forest Management	Meridian	Professional Services
American Rental	Philadelphia	Construction
American Supply Co Inc	Jackson	Material
Appraisers Associated Ltd.	Meridian	Professional Services
Aquaterra Engineering LLC	Madison	Professional Services
Argus Analytical	Jackson	Professional Services
Asplundh Tree Expert Co	D'Iberville	Construction
B Clean	Laurel	Professional Services
Baker Ready Mix	Louisville	Material
Balch & Bingham, LLP	Gulfport	Professional Services
Barnhart Crane & Rigging	Jackson	Construction
Bay Pest Control	Ocean Springs	Professional Services
Bayou Management Inc	Columbus	Professional Services
Bellavilla Community Club	Bailey	Construction
Betty Luke	Bailey	Professional Services
Bill Oakley Consulting Hydrologist, Inc.	Brandon	Professional Services
Bill's Trailer Sales	Ackerman	Materials
Black Brothers, Inc.	Ackerman	Construction
Blackwell Shepards Locksmith	Meridian	Professional Services
Blaine's Trailer Rental & Sale	Richland	Construction
BMI Environmental Services	Gulfport	Professional Services
Bonds of Love Ministries	DeKalb	Construction
Broadmoor Home	Meridian	Construction
Brown & Mitchell	Gulfport	Construction
Brunini	Jackson	Professional Services
Buckwalter Stadium Inc.	Meridian	Construction
Burkhalter Rigging Inc	Columbus	Construction
Burk's Aviation	Hattiesburg	Professional Services
Business Interiors	Jackson	Professional Services
Can't Be Beat Fencing	Perkinston	Construction
Carter Miller Associates	Meridian	Professional Services
Cavco, Inc	Bailey	Construction
Central Culvert & Pipe	Philadelphia	Materials
Central Mississippi Communications	Kosciusko	Professional Services
Central Office Supply	Kosciusko	Construction
Central Pipe Supply Inc	Jackson	Material
Chain Electric Co.	Hattiesburg	Construction
Chancellor Supply	Laurel	Material
Chet's Paint & Body Shop	Meridian	Professional Services
Chevron Products	Moss Point	Equipment
Chris Haynes Electric Supply	Jackson	Materials
Cintas Corporation	Jackson	Construction
Cintas FAS	Jackson	Professional Services
City of Meridian	Meridian	Professional Services
Cives Steel Co.	Rosedale	Material
Collins and Null	Hattiesburg	Professional Services
Collinsville Hardware	Meridian	Material
Commercial Interiors	Long Beach	Professional Services
Comsouth	Meridian	Professional Services
Consolidated Electrical Distributors Inc	Gulfport	Material
Consolidated Pipe & Supply Co	Pascagoula	Material
Contract Fabricators, Inc.	Holly Springs	Equipment
Cornett Bolt & Screw	Gulfport	Material
CSS Document Solutions	Meridian	Professional Services
CTC, Inc	Louisville	Material
Custom Creations and More	Meridian	Construction
D&E Construction Co Inc	Meridian	Construction
DACO LLC	Columbus	Professional Services
Daily Equpment Co Inc	Jackson	Construction
David L. Moon	Collinsville	Construction
Davidson Hauling & Constrction	Marion	Material
Davis Trailer	Moselle	Construction
Deep South Services LLC	Hickory	Material
Design Precast and Pipe	Gulfport	Construction
Dickerson Petroleum	Kosciusko	Construction
Ditch Witch of Mississippi	Pearl	Construction
Dixie Mat & Hardwood Co Inc	Sandy Hook	Material
Douglas Inc.	Jackson	Professional Service
Dowdle Gas Company	DeKalb	Construction
Dr. David Lang, PhD	Starkville	Professional Services
DZ Atlantic	Moss Point	Equipment
E. Patrick Cassady & Associates Inc.	Gulfport	Professional Services
Earl Dudley Associated	Jackson	Construction
East Mississippi Electric Power Assoc.	Meridian	Construction
ECO Systems, Inc.	Jackson	Professional Services
Eddie J. Briggs, Attorney-at-law	Madison	Professional Services
Educational Furniture & Equipment Co.	Meridian	Construction
Eley Guild Hardy Architects	Biloxi	Professional Services
Endom Welding & Trailer Repair	Ellisville	Construction
Engineering Plus	Meridian	Professional Services
Engineering Services	Jackson	Professional Services
Eutaw Construction	Aberdeen	Construction
F L Clayton Trust	Meridian	Construction
Faison Office Products Co LLC	Gulfport	Construction
Fastenal	Philadelphia	Material
FC&E Engineering LLC	Brandon	Professional Services
Ferguson Enterprises	Jackson	Equipment
Firestone	Meridian	Professional Services
Fish and Fisher	Jackson	Construction
Fluid Process & Pumps	Florence	Material
Forest Services, Inc.	Pelahatchie	Professional Services
Forestry Suppliers	Brandon	Construction

continued on page 5

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Mississippi Power Kemper County IGCC Project	Total Project Mississippi Economic Impact	MPSC Docket No. 2009-UA-0014 Monthly Status Report Through June 2013

Economic Impact *(continued from page 4)*

Table 5: *(continued)* Mississippi Construction, Equipment, Material and Professional Services Companies (Tier 1)

Company Name	City	Type of Work	Company Name	City	Type of Work
Fraley Dozer Service	Collins	Construction	Kemper County Messenger	DeKalb	Professional Services
Fulton Line Service	Preston	Construction	Kemper Electric Supply	DeKalb	Material
G & O Supply Co. Inc.	Houston	Material	Knesal Engineering Services, Inc.	Gulfport	Professional Services
Gary G. Williams, Appraisals	Flowood	Professional Services	Knowles Material Co	Jackson	Material
Genesis Telecommunications	Collinsville	Professional Services	L & M Carpet Cleaning	Meridian	Professional Services
GEO Products	Madison	Material	Lauderdale County Farm Supply	Meridian	Materials
George's Auto Parts	Meridian	Construction	Lawyers PLLC	Meridian	Professional Services
Geotechnical Engineering Assoc.	Ridgeland	Professional Services	Layne Christenson	Jackson	Construction
Gipson Steel Inc	Meridian	Construction	LPK Architects	Meridian	Professional Services
Glenn Hollingsworth Enterprise LLC	Hickory	Construction	Luke Printing Company	Meridian	Professional Services
Glenn Machine Works	Columbus	Construction	Lyle Machinery Company	Jackson	Equipment
Glover Young Walton & Simmons, PLLC	Meridian	Professional Services	M G Dyess Inc	Bassfield	Construction
Godwin Group	Jackson	Professional Services	M&M Holdings	Kilmichael	Materials
Goforth Forest Management, Inc.	Meridian	Professional Services	Magnolia Steel Co, Inc.	Meridian	Professional Services
GraRock Trucking	Macon	Construction	Mailroom Consultants	Jackson	Professional Services
Greenway Construction	Wiggins	Construction	Malouf	Greenwood	Construction
Gulf Coast Fence	Pascagoula	Construction	Mar-Com Comm, Inc.	Decatur	Construction
Gulf Office Systems Inc	Saucier	Professional Services	Marion Water Department	Marion	Construction
Gulf Sales & Supply	Pascagoula	Construction	Mars Manufactured Homes	Meridian	Construction
Gulf South Survey & Environmental	Biloxi	Professional Services	Martin Supply (MISCO)	Saltillo	Materials
H & H Chief Sales	Carthage	Construction	Martin Truck & Tractor	Columbus	Construction
H & H Construction	Greenwood	Construction	Marvin's	Meridian	Material
H & P Leasing, Inc.	Flowood	Construction	Mary Joyce Angero	Meridian	Construction
Hampton & Associates Law Office	DeKalb	Professional Services	McElroy Plumbing & Heating	Meridian	Construction
Hanson	Gulfport	Construction	Medical Foundation (Rush Hospital)	Meridian	Professional Services
Hargrove Engineers Constructors	Pascagoula	Professional Services	MEI Electical Inc	Philadelphia	Construction
Havard Pest Controls	Hattiesburg	Professional Services	Melvin Chaney Jr Real Estate Appraiser	Madison	Professional Services
HD Supply Waterworks LTD	Pearl	Material	Mercury Aviation Inc	Flowood	Professional Services
Heartland Pump Rental & Sales Inc	Horn Lake	Construction	Meridian Community College	Meridian	Professional Services
Heblon Heating & Air Conditioning	Meridian	Construction	Meridian Tire & Brake	Meridian	Professional Services
Hemphill Construction	Florence	Construction	Micro Methods Laboratory Inc	Ocean Springs	Professional Services
Henderson Steel Corp	Marion	Construction	Mid South Welding	Meridian	Construction
Herring Gas Co Inc.	Philadelphia	Construction	Mikropul	Iuka	Equipment
HJM Forest Resource Management	DeKalb	Professional Services	Miller Enterprises	Hattiesburg	Construction
Holliday Construction	Poplarville	Construction	MillerCo Inc.	Gulfport	Construction
Holloway Termite & Pest Services	Meridian	Professional Services	Milton's A/C Service	DeKalb	Construction
Hooper Electronics	Pascagoula	Material	Mississippi Beverage Water, LLC	Meridian	Construction
Howard Industries	Laurel	Equipment	Mississippi Department of Transportation	Jackson	Construction
HRD Safety	Jackson	Material	Mississippi State University	Starkville	Professional Services
Hughes Brothers Inc	Jackson	Material	Missouth Vital Records	Meridian	Professional Services
Ice Plant	Meridian	Construction	Mitchell Sign, Inc.	Meridian	Professional Services
Industrial Steel Corp.	Jackson	Construction	MMC Material	Meridian	Construction
Ivy Consulting	Quitman	Professional Services	Modular Space Corp	Jackson	Construction
J & J Contractors	Collinsville	Professional Services	Motion Industries	Meridian	Materials
J W Lee Company, Inc	Gulfport	Equipment	MSC Industrial	Meridian	Materials
Jackson Bolt & Screw	Jackson	Material	Neel Schaffer	Jackson	Professional Services
James Self Inc dba JSI Communication	Pearl	Material	Nehring	Ridgeland	Material
JH Haynes Electric Co Inc	Gulfport	Professional Services	Newell Paper Company	Meridian	Materials
Joe McGee Construction	Lake	Construction	NGK Locke Inc	Ridgeland	Material
John B. Stewart Real Estate Appraiser	Canton	Professional Services	NL Carson	Carthage	Construction
John C Stennis Memorial Hospital	DeKalb	Professional Services	North Mississippi Medical Center	Eupora	Professional Services
John's Welding	Meridian	Professional Services	Northwest Kemper Water Association	Preston	Construction
Johnson Surveying	Collinsville	Professional Services	Office Furniture Jackson CIN	Ridgeland	Construction
K. C. Garbage & Solid Waste	DeKalb	Construction	ORR Safety Corp	Jackson	Material
Kelly Services	Gulfport	Professional Services	Pac Services	Biloxi	Professional Services
Kemper Construction Supply	DeKalb	Material	Pearson Services	Louisville	Construction

continued on page 6

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Mississippi Power Kemper County IGCC Project	Total Project Mississippi Economic Impact	MPSC Docket No. 2009-UA-0014 Monthly Status Report Through June 2013

Economic Impact *(continued from page 5)*

Table 5: *(continued)* Mississippi Construction, Equipment, Material and Professional Services Companies (Tier 1)

Company Name	City	Type of Work	Company Name	City	Type of Work
Perfect Touch Contractors LLC	DeKalb	Construction	Structural Steel Services	Meridian	Material
Perma R Products	Grenada	Material	Stuart C. Irby Co.	Meridian/Jackson	Material
Peterbilt Truck Center	Jackson	Construction	Sturgis Mat	Ackerman	Material
Pettigrew Forestry Consultants	Kiln	Professional Services	Sudden Service	Louisville	Construction
Pickering & Associates	Jackson	Professional Services	Sunbelt Insulation	Lucedale	Material
Plan House Printing and Graphics	Tupelo	Professional Services	Sutton Lumber	Meridian	Material
Powell Transportation	Columbia	Material	Suzy Q Monogramming Screenprinting	Philadelphia	Construction
Preformed Line Products Co	Ridgeland	Material	System Scale	Jackson	Equipment
Print Plus	Meridian	Professional Services	T K Stanley	Waynesboro	Material
Pritchard Engineering	Starkville	Professional Services	Taylor Machine Works	Louisville	Construction
Pro Turf, Inc.	Winona	Construction	Terracon Consultants	Madison	Professional Services
Procall Services	Biloxi	Professional Services	The 1869 Group LLC	Jackson	Construction
Progressive Pipeline	Meridian	Construction	The Bolt Co dba Henderson Bolt	Meridian	Material
ProModular	Jackson	Construction	The McGinnis Lumber Company	Meridian	Material
Provine Helicopter Service, Inc.	Greenwood	Professional Services	The Service Company of Mississippi	Meridian	Professional Services
Puckett Machinery Co	Jackson	Construction	Thomas Refrigeration	Meridian	Professional Services
Puckett Rents Inc	Jackson	Construction	Threaded Fasteners	Gulfport	Material
Quality Welding & Fabrication	Columbia	Equipment	Tice Engineering	Wiggins	Professional Services
Ralph L. Morgan	Meridian	Material	Tim Parker Construction	Soso	Construction
Richard R. Hite Appraisal, LLC	Canton	Professional Services	Timber Craft, Inc.	DeKalb	Professional Services
Robert's Sewing Machine Parts	Meridian	Professional Services	Tolbert Chevrolet	Philadelphia	Construction
Robinson Electric Supply Co Ind	Meridian	Material	Tooney's Tire Center	DeKalb	Professional Services
Rush Care	Meridian	Professional Services	Town of DeKalb	DeKalb	Construction
Ryan Motors Inc	Hattiesburg	Construction	Town of Marion	Marion	Construction
S&S Welding	Ellisville	Professional Services	Tri-State Consulting Services	Philadelphia	Professional Services
Sam Oswalt & Son, Inc.	Starkville	Construction	Trucker's Supply	Meridian	Construction
Sanders Air & Heat	Meridian	Professional Services	TST&E, LLC	Carriere	Construction
Sanders Gas	Meridian	Construction	U Save Car & Truck Rental	Meridian	Construction
Sequel Electrical Supply	Meridian	Material	Underwood Sales Inc	Ovett	Construction
Service Master	Marion	Professional Services	United Fence	Meridian	Construction
Sherwin Williams	Meridian	Material	United Rentals N.A. (formally RSC Eqmt)	Meridian	Construction
Sign's Plus of Meridian	Meridian	Construction	Vice Brothers Unlimited	Moss Point	Material
Singley Construction Co	Columbia	Construction	Vice Construction Co.	Moss Point	Construction
Sirmon & Associates	Pelahatchie	Professional Services	Vick's Paint & Body Shop	DeKab	Professional Services
Slay Steel Inc	Meridian	Material	Volvo Rents	Hattiesburg	Construction
South Mississippi Hydroseeding	Wiggins	Construction	Vulcan	Laurel	Material
Southern Business Supply	Meridian	Construction	W G Yates & Sons Construction	Biloxi	Construction
Southern Chevrolet	DeKalb	Construction	W.L. Cook	Bailey	Professional Services
Southern Colonel Homes Inc	Hattiesburg	Construction	Walker Audio	Biloxi	Professional Services
Southern Natural Resources, Inc.	Stewart	Professional Services	Walley Forestry	Ellisville	Professional Services
Southern Pine Electric	Taylorsville	Equipment	Waste Management	Tupelo & Meridian	Professional Services
Southern Pipe & Supply Co Inc	Gulfport	Material	Waste Pro of MS	Meridian	Professional Services
Southern Surveyors Group LLC	Gulfport	Professional Services	Waters International	Meridian	Material
Southern Tire Mart	Meridian	Construction	Waters Truck & Tractor	Kosciusko	Construction
Southern Waste Disposal	Meridian	Construction	Waterstone Business Strategies	Brandon	Professional Services
SPCS Inc	Gulfport	Professional Services	Watt Equipment	DeKalb	Construction
Specialty Fencing	Meridian	Construction	Wilkerson Construction	DeKalb	Construction
Specialty Fuel	Kosciusko	Construction	William Clay	DeKalb	Construction
Starkville Computers	Starkville	Construction	Woodall Electric Inc	Meridian	Professional Services
Stevie Holiday	DeKalb	Professional Services	Yard Services	Meridian	Professional Services
Stribling Equipment	Jackson	Construction			
Strickland Companies	Columbus	Construction			

Total Mississippi Contracts - Tier 1 and Tier 2 (in millions of dollars)	**$828**
Total Mississippi Spend through June 2013 - Tier 1 and Tier 2 (in millions of dollars)	**$772**

Mississippi Workforce	**Plant**	**Mine**	**Total**
Construction Jobs	**1,805**	**143**	**1,948**
Plant/Mine Jobs	**78**	**93**	**171**

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Mississippi Power Kemper County IGCC Project	Liberty Mine Summary	MPSC Docket No. 2009-UA-0014 Monthly Status Report Through June 2013

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